UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2006

Monster Worldwide, Inc.

(Exact name of issuer as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-21571	13-3906555
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue

New York, NY 10017

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (212) 351-7000

None.

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications  pursuant to Rule 425 under the Securities Act

☐                                    Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the Exchange Act

☐                                    Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the Exchange Act

ITEM 1.01                                       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 7, 2006, Monster Worldwide, Inc. (the “Company”) entered into a Restated Employment Letter (the “Restated Employment Letter”) with William Pastore, Chief Operating Officer of the Company.  A copy of the Restated Employment Letter is attached hereto as Exhibit 10.1.   Pursuant to the Restated Employment Letter, Mr. Pastore shall be appointed President of the Company and shall receive (i) a base salary of $800,000 and (ii) the opportunity to earn annual performance based bonuses.  The Restated Employment Letter has a four year term and thereafter shall be automatically renewed for successive one year periods unless prior written notice of nonrenewal is given by either party.  To the extent the Restated Employment Letter is not renewed or Mr. Pastore is terminated without cause prior to the expiration of the term contained therein, Mr. Pastore shall be entitled to receive as severance two years’ base salary.  In connection with the execution and delivery of the Restated Employment Letter, Mr. Pastore was granted 200,000 shares of restricted stock, subject to the terms and conditions of a Stock Bonus Agreement, the form of which has been previously filed with the Securities and Exchange Commission, and the attainment of a performance based goal.  A copy of the press release relating to the foregoing is attached hereto as Exhibit 99.1.

ITEM 5.02.                                DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(c)           On February 7, 2006, William Pastore, 57, was appointed as President of the Company. Mr. Pastore will continue to serve as Chief Operating Officer of the Company.

Mr. Pastore joined the Company in October 2002 as its Chief Operating Officer. Prior to joining the Company, Mr. Pastore was President of CIGNA HealthCare from January 1999 to October 2002 and Senior Vice President of CIGNA HealthCare from December 1995 to January 1999. Prior to joining CIGNA HealthCare, Mr. Pastore spent nearly 25 years at Citibank, N.A., in numerous senior operating roles. Mr. Pastore holds a B.S and an M.B.A. from Long Island University.

The discussion under Item 1.01 of this Current Report on Form 8-K is incorporated under this Item 5.02 as if set forth herein.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

10.1                           Restated Employment Letter, dated February 7, 2006, by and between the Company and William Pastore.

99.1                           Press release issued by the Company on February 7, 2006.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

By:	/s/ Myron Olesnyckyj
Myron Olesnyckyj
Senior Vice President – General Counsel

Dated: February 8, 2006